UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: June 7, 2012

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19825 (Commission File Number)	94-3116852 (IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA (Address of principal executive offices)		94404 (Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2012 Annual Meeting of Stockholders held on June 7, 2012 (the “Annual Meeting”), the stockholders of SciClone Pharmaceuticals, Inc. (“SciClone”) approved the adoption of an amendment to SciClone’s 2005 Equity Incentive Plan, as amended (the “2005 Plan”), under which SciClone may issue equity-based awards to officers, employees, directors and any other individuals providing services to or for SciClone, to increase the maximum number of shares available under the 2005 Plan from 10,600,000 to 13,600,000. The 2005 Plan is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the matters on which the stockholders voted, in person or by proxy were:

(i)	to elect seven nominees as directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

(ii)	to approve, on an advisory (non-binding) basis, the compensation of the SciClone’s named executive officers as disclosed in the Company’s Proxy Statement;

(iii)	to approve the amendment to the 2005 Plan, as amended, to increase the maximum number of shares available under the 2005 Plan from 10,600,000 to 13,600,000; and

(iv)	to ratify the selection of Ernst & Young LLP as SciClone’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The seven nominees were elected, the amendment to the 2005 Plan, as amended, was approved, the compensation of named executive officers was approved and the appointment of the independent registered public accounting firm was ratified. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Jon S. Saxe	28,234,258	2,710,503	12,539,830
Friedhelm Blobel, Ph.D.	29,374,010	1,570,751	12,539,830
Peter Barrett	29,695,693	1,249,068	12,539,830
Richard J. Hawkins	28,524,479	2,420,282	12,539,830
Gregg A. Lapointe	25,826,139	5,118,622	12,539,830
Ira D. Lawrence, M.D.	28,023,253	2,921,508	12,539,830
Mark Lotter	29,349,420	1,595,341	12,539,830

Approval of the Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,187,610	2,843,562	913,589	12,539,830

Approval of 2005 Plan, as amended:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,433,895	3,665,722	845,144	12,539,830

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions
41,848,935	831,683	803,973

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	SciClone Pharmaceuticals, Inc. 2005 Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2012	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Gary S. Titus
	Title:	Chief Financial Officer and Senior Vice President, Finance